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                                                                    Exhibit 10.7


                                PLEDGE AGREEMENT

            PLEDGE AGREEMENT (the "PLEDGE AGREEMENT"), dated as of December 31, 2002, by Viewpoint Corporation, a Delaware corporation, having its principal office at 498 Seventh Avenue, Suite 1810, New York, New York 10018 (the "PLEDGOR"), in favor of Smithfield Fiduciary LLC, as collateral agent (in such capacity, together with any successor in such capacity, the "AGENT") for the benefit of the holders from time to time (the "HOLDERS") of the Notes (as defined herein) identified on the signature pages to this Pledge Agreement.

      WHEREAS:

      A. Simultaneously with the signing of this Pledge Agreement, the Pledgor and the Holders have entered into a Securities Purchase Agreement dated as of the date hereof (the "SECURITIES PURCHASE AGREEMENT"), pursuant to which the Pledgor will issue and sell to the Holders, from time to time, up to $16,800,000 aggregate principal amount of the Pledgor's Notes. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

      B. On each Closing Date, the Pledgor will be the beneficial owner of (i) certain security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") credited to the Pledgor's securities account with KeyBank National Association, in its capacity as a "securities intermediary" and a "depositary bank" (each as defined under the UCC (as defined below)) (being referred to herein, together with any successor securities intermediary designated by the Pledgor and the Agent, as the "ACCOUNT HOLDER"), ABA No. 021300077, Account No. 10101000716520 at its office at Corporate Woods, 4th floor, Albany, NY 12211, subject to the security interest of the Agent for the benefit of the Holders (together with any successor or replacement accounts, the "PLEDGED ACCOUNT") and (ii) all cash, U.S. Treasury securities, money market shares, money market accounts, and other financial assets credited from time to time to the Pledged Account (the "PLEDGED FINANCIAL ASSETS");

      C. Pursuant to the Securities Purchase Agreement, the Pledgor is required on each Closing Date, to use a portion of the proceeds received by the Pledgor pursuant to the purchase of each of the Initial Notes, the Subsequent Notes and the Additional Notes, to purchase U.S. Treasury securities (the "TREASURY SECURITIES"), or to keep cash on deposit in a money market account with the Account Holder (the "CASH SECURITIES"), in all cases credited to the Pledged Account, in an amount (including principal and coupon or interest amounts) sufficient to secure the obligations of the Pledgor under the Notes then issued to pay in full each of the scheduled interest payments on each Interest Date during the Required Period (as defined below) on the applicable Notes from the applicable Closing Date through the eighth Interest Date (as defined in the Notes) under the Initial Notes (the "REQUIRED PERIOD") when due (as set forth in
Schedule I hereto) (provided, however, that the scheduled interest payments set forth on Schedule I hereto shall be revised concurrently with any Closing (other than the Initial Closing) to reflect additional interest payment obligations by the Pledgor upon the issuance of the Notes at such Closing) and to secure repayment of any portion of the principal and interest on the Notes that becomes due and payable prior to such time as the scheduled interest payments thereon during the Required Period shall have been indefeasibly paid in full (collectively, the "OBLIGATIONS");
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      D. To secure the Obligations of the Pledgor, the Pledgor has agreed (i) to pledge to the Agent, for the benefit of the Holders, a security interest in the Collateral (as defined herein) securing the payment and performance by the Pledgor of all of the Obligations and (ii) to execute and deliver this Pledge Agreement;

      E. It is a condition precedent to the purchase of the Initial Notes that the Pledgor shall have executed and delivered this Pledge Agreement and undertaken to deliver the Treasury Securities or the Cash Securities;

      F. Unless otherwise defined herein, terms used in Article 8 or 9 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") and/or in the Federal Book Entry Regulations (as defined below) are used in this Pledge Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. The term "FEDERAL BOOK ENTRY REGULATIONS" means (a) the federal regulations contained in Subpart B ("TREASURY/RESERVE AUTOMATED DEBT ENTRY SYSTEM (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("ADDITIONAL PROVISIONS") of 3l C.F.R. Part 357, 31 C.F.R. Section 357.2, Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

      NOW, THEREFORE, in consideration of the premises herein contained, and in order to induce the Holders to purchase the Notes, the Pledgor hereby agrees with the Agent and the Holders, as follows:

            Section 1. Pledge and Grant of Security Interest. The Pledgor hereby pledges to the Agent, for the ratable benefit of the Holders, and hereby grants to the Agent, for the ratable benefit of the Holders, a security interest and continuing lien in, the Pledgor's right, title and interest in and to the following, in each case, whether now owned or hereafter acquired by the Pledgor, wherever located and whether now or hereafter existing or arising (hereinafter collectively referred to as the "COLLATERAL"):

                  (a) the Pledged Financial Assets and the certificates, if any, representing the Pledged Financial Assets, and all dividends, interest, money (as defined in the UCC), instruments (as defined in the UCC, the "INSTRUMENTS") and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Pledged Financial Assets;

                  (b) the Pledged Account and all security entitlements with respect thereto, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to the Pledged Account, any and all securities accounts in which the Pledged Security Entitlements are carried, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Pledged Security Entitlements; and


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                  (c) all proceeds of any and all of the foregoing Collateral
(including, without limitation, proceeds that constitute property of the types described in clauses (a) and (b) of this Section 1).

            Section 2. Security for the Obligations. This Pledge Agreement secures, and the Collateral is collateral security for, the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations or other obligations of the Pledgor, whether for principal, interest, fees or otherwise, now or hereafter existing, under this Pledge Agreement, or the Notes (all such obligations being the "SECURED OBLIGATIONS").

            Section 3. Maintaining the Pledged Account. So long as any Secured Obligations shall remain outstanding:

                  (a) The Pledgor will cause the Pledged Account to be maintained with KeyBank National Association.

                  (b) It shall be a term and condition of the Pledge Agreement, notwithstanding any term or condition to the contrary in any other agreement relating to the Pledged Account, and except as otherwise provided by the provisions of Section 5 and Section 18 hereof, that no funds shall be paid or released to or for the account of, or withdrawn by or for the account of, the Pledgor or any other Person from the Pledged Account.

            The Pledged Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

            Section 4. Delivery of Collateral. (a) With respect to any Collateral that is comprised of United States Treasury securities, such securities shall be delivered by either (i) causing such United States Treasury securities to be credited to a securities account of the Account Holder at a Federal Reserve Bank and causing the Account Holder to credit such United States Treasury securities to the Pledged Account or (ii) causing such United States Treasury securities to be credited to a securities account at a Federal Reserve Bank of another securities intermediary with whom the Account Holder maintains a securities account (such other securities intermediary, the "CLEARING BANK") and causing the Clearing Bank to credit such United States Treasury securities to the account of the Account Holder and causing the Account Holder to credit such United States Treasury securities to the Pledged Account. All cash, Cash Securities, certificated securities or instruments constituting or representing or evidencing the Pledged Financial Assets shall be delivered to the Account Holder in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and in each case shall be credited by the Account Holder to the Pledged Account.

                  (b) With respect to any Pledged Financial Assets that are comprised of cash, the aggregate amount of such cash shall be delivered to the Account Holder by wire transfer of immediately available funds to the Pledged Account by not later than 10:00 a.m., New York Time.

                  (c) With respect to any Collateral that is comprised of interest in any money market fund or account, the Pledgor shall cause the Account Holder to become the


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registered owner thereof and to credit such money market fund or account to the
Pledged Account.

                  (d) With respect to any Collateral in which the Pledgor has any right, title or interest and that constitutes a security entitlement, the Pledgor shall cause the securities intermediary with respect to such security entitlement to agree in writing with the Pledgor and the Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which the Pledgor has a security entitlement) originated by the Agent without further consent of the Pledgor, such agreement to be in form and substance reasonably satisfactory to the Holders of no less than two-thirds of the principal amount of Notes then outstanding (the "REQUIRED HOLDERS").

                  (e) With respect to any Collateral that constitutes a securities account, the Pledgor will comply with subsection (b) of this Section 4 with respect to all security entitlements carried in such securities account.

                  (f) Prior to or concurrently with the execution and delivery hereof and prior to the transfer to the Agent of the Pledged Financial Assets, as provided in subsections (a) through (d) of this Section 4, the Pledgor shall establish the Pledged Account with KeyBank National Association. Upon transfer of the Pledged Financial Assets to the Agent, as confirmed to the Agent by the securities intermediary, the Pledgor shall cause the securities intermediary to make appropriate book entries indicating that the Pledged Financial Assets have been credited to and are held in the Pledged Account. Subject to the other terms and conditions of this Pledge Agreement, all funds or other property held by the Agent pursuant to this Pledge Agreement shall be held in the Pledged Account (except as expressly provided in Sections 5(a), (b) and (c) hereof) for the ratable benefit of the Holders and segregated from all other funds or other property otherwise held by the Agent.

                  (g) All Collateral shall be retained in the Pledged Account pending disbursement pursuant to the terms hereof.

                  (h) Concurrently with the execution and delivery of this Pledge Agreement, the Agent, the Account Holder and the Pledgor shall duly execute a Control Agreement (the "CONTROL AGREEMENT"), in the form of Annex A hereto.

            Section 5. Disbursements. (a) At least seven Trading Days (as defined in the Notes) prior to an Interest Date during the Required Period, the Pledgor may, pursuant to written instructions given by the Pledgor to the Agent (an "ISSUER ORDER"), direct the Agent to direct the Account Holder to release from the Pledged Account and pay to the Agent, for the ratable benefit of the Holders, on the applicable Interest Date proceeds sufficient to provide for payment in full of such interest then due on the Notes. Upon receipt of an Issuer Order, the Agent will (i) issue a Payment Order (as defined in the Control Agreement) to the Account Holder for the release, on the applicable Interest Date, from the Pledged Account of funds to the Agent, for the ratable benefit of the Holders, in an amount sufficient to provide for the payment of the interest due on the Notes on such Interest Date in accordance with such Issuer Order and (ii) pay such funds to the Agent, for the ratable benefit of the Holders, on such Interest Date in accordance with the


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Notes. Nothing in this Section 5 shall affect the Agent's or the Holders' rights to apply the Collateral to the payments of amounts due on the Notes upon acceleration thereof.

                  (b) If the Pledgor makes any of the scheduled interest payments or portion of such an interest payment on the Notes during the Required Period (i) from a source of funds other than the Pledged Account ("PLEDGOR FUNDS") or (ii) with Interest Shares (so long as the conditions precedent to issuing Interest Shares pursuant to the Notes have been complied with), the Pledgor may, after payment in full of such interest payment (which, in the case of Interest Shares, shall require the Required Holders to confirm their receipt of such Interest Shares (such confirmation not to be unreasonably withheld or delayed)), direct the Agent pursuant to an Issuer Order to issue promptly a Payment Order to the Account Holder to release to the Pledgor proceeds from the Pledged Account in an amount less than or equal to the amount of such interest payment. Upon receipt by the Agent of such Issuer Order (and provided that the Required Holders have confirmed receipt of such interest payment), the Agent shall direct the Account Holder pursuant to a Payment Order to pay to the Pledgor the requested amount from proceeds in the Pledged Account as soon as practicable.

                  (c) At least seven Trading Days prior to an Interest Date during the Required Period, the Pledgor shall give the Agent and the Holders notice (by Issuer Order) as to whether the interest payment to be made on such Interest Date will be made pursuant to Section 5(a) or 5(b) above and the respective amounts of interest that will be paid from the Pledged Account, from Pledgor Funds or with Interest Shares. Any Pledgor Funds to be used to make any interest payments shall be delivered to the Holders, in immediately available funds, prior to 10:00 a.m., New York Time, on such Interest Date. Any Interest Shares to be used to make any interest payment shall be timely delivered to the Holders in accordance with the terms of the Notes. If no such notice is given or such Pledgor Funds or Interest Shares, as the case may be, have not been so delivered, the Agent will act pursuant to Section 5(a) above as if they had received an Issuer Order pursuant thereto for the payment in full of the interest then due from the Pledged Account.

                  (d) The Agent shall instruct the Account Holder to liquidate Collateral in the Pledged Account (pursuant to written instructions from the Pledgor) in order to make any of the scheduled payments of interest on the Notes during the Required Period, unless there are sufficient funds in the Pledged Account on such Interest Date. The Agent shall be entitled to instruct the Account Holder to sell any Collateral as contemplated hereunder prior to the maturity of such Collateral in order to satisfy any of the Secured Obligations and shall not be responsible for any reasonable costs and expenses of such sale.

                  (e) Nothing contained in this Pledge Agreement shall (i) afford the Pledgor any right to issue entitlement orders with respect to any of the Pledged Security Entitlements or any securities account in which any such security entitlement may be carried, or otherwise afford the Pledgor control of any Pledged Security Entitlement or (ii) otherwise give rise to any rights of Pledgor with respect to the Pledged Financial Assets or any securities account in which any such security entitlement may be carried, other than the Pledgor's rights under this Pledge Agreement as the beneficial owner of collateral pledged to (except as expressly provided in Sections 5(a) and (b) hereof) the Agent for the benefit of the Holders before the


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indefeasible payment in full, when due, of the scheduled interest payments on the Notes during the Required Period.

            Section 6. Investing of Amounts in Pledged Account. If requested and as directed by the Pledgor, the Agent will, subject to the provisions of Sections 3, 5 and 13 of this Pledge Agreement, from time to time, instruct the Account Holder to invest interest paid on the Pledged Financial Assets and reinvest other proceeds of any Pledged Financial Assets that may mature or be sold, in each case, in (i) identified United States Treasury securities or (ii) selected shares of a money market fund registered under the Investment Company Act of 1940, as amended, the portfolio of which consists of United States Treasury securities credited to the Pledged Account or (iii) a money market account with the Account Holder credited to the Pledged Account.

            Section 7.        Representations and Warranties. The
Pledgor hereby represents and warrants that:

                  (a) This Pledge Agreement has been duly authorized, validly executed and delivered by the Pledgor and constitutes a valid and binding agreement of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, preference, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, (iii) the exculpation provisions and rights to indemnification hereunder may be limited by U.S. federal and state securities laws and public policy considerations and (iv) the waiver of rights and defenses contained in Section 13(d), Section 19.8 and
Section 19.12 hereof may be limited by applicable law.

                  (b) The Pledgor's exact legal name (as defined in Section 9-503(a) of the UCC) is Viewpoint Corporation. The Pledgor is located (within the meaning of Section 9-307 of the UCC) in the State of Delaware.

                  (c) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien (except for the security interests created by this Pledge Agreement). No effective financing statement or instrument similar in effect covering all or any part of the Collateral is on file in any public or recording office, other than the financing statements filed pursuant to this Pledge Agreement, if any.

                  (d) All filings and other actions (including, without limitation, (A) actions necessary to obtain control of the Collateral as provided in Section 9-106 of the UCC and (B) actions necessary to perfect the Agent's security interest with respect to the Collateral evidenced by a certificate of ownership) necessary to perfect the security interest in the Collateral created under this Pledge Agreement have been duly made or taken and are in full force and effect, and this Pledge Agreement creates in favor of the Agent, for the ratable benefit of the Holders, a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations.


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                  (e) The execution and delivery by the Pledgor of, and the
performance by the Pledgor of its obligations under, this Pledge Agreement will not contravene any provision of applicable law or the Certificate of Incorporation or any agreement or other instrument binding upon the Pledgor or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Pledgor, or result in the creation or imposition of any material Lien on any assets of the Pledgor, except for the security interests granted under this Pledge Agreement.

                  (f) No consent of any other Person and no approval, authorization, order of, action by notice to, filing or qualification with, any governmental authority, regulatory body, agency or other third party is required for (i) the grant by the Pledgor of the assignment, pledge and security interest granted under this Pledge Agreement, (ii) the execution or delivery by the Pledgor of, or the performance by the Pledgor of its obligations under, this Pledge Agreement, (iii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for the filing of financing and continuation statements under the UCC, which financing statements, if required, have been duly filed and are in full force and effect, or (iv) for the exercise by the Agent or the Holders of their rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

                  (g) There are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor is a party or to which any of the properties of the Pledgor is subject that would materially adversely affect the power or ability of the Pledgor to perform its obligations under this Pledge Agreement or to consummate the transactions contemplated hereby.

                  (h) The pledge of the Collateral pursuant to this Pledge Agreement is not prohibited by law or governmental regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor.

                  (i)   No Event of Default (as defined below) exists.

                  (j) The jurisdiction (for purposes of Section 8-110(e) of the UCC) of the securities intermediary that maintains the Pledged Account and all securities accounts carrying the Pledged Securities Entitlements is the State of New York.

            Section 8. Further Assurances. The Pledgor agrees that from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably advisable, or that the Agent or the Required Holders may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted hereunder or to enable the Agent or the Holders to exercise and enforce their rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will: (1) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent hereunder such note or instrument, duly indorsed and accompanied by duly executed


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instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Required Holders; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably advisable, or as the Agent or the Required Holders may reasonably request, in order to perfect and preserve the pledge and security interest granted or purported to be granted hereby; (iii) deliver and pledge to the Agent, for the ratable benefit of the Holders, certificates representing Collateral that constitute certificated securities, accompanied by undated stock or bond powers executed in blank; and (iv) deliver to the Agent and the Holders evidence that all other action that the Agent or the Required Holders may deem reasonably necessary or reasonably advisable in order to perfect and protect the security interest created by Pledgor under this Pledge Agreement has been taken.

                  (a) The Pledgor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, in each case without the signature of the Pledgor. A photocopy or other reproduction of this Pledge Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Pledgor ratifies its authorization for the Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

                  (b) The Pledgor will furnish to the Holders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent or the Required Holders may reasonably request, all in reasonable detail.

                  (c) The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing within 30 days of receipt of an invoice therefor. The Pledgor also agrees, whether or not requested by the Agent or the Required Holders, to take all actions that are necessary to perfect or continue the perfection of, or to protect the first priority of, the Agent's security interest in and to the Collateral, including the filing of all necessary financing and continuation statements, and to protect the Collateral against the rights, claims or interests of third persons (other than any such rights, claims or interests created by or arising through the Agent).

            Section 9. Covenants. The Pledgor covenants and agrees with the Agent and the Holders that from and after the date of this Pledge Agreement until the indefeasible payment in full of (x) each of the scheduled interest payments on the Notes during the Required Period when due under the terms of the Notes or (y) all obligations due and owing under the Notes in the event such obligations become due and payable prior to the payment of the scheduled interest payments on the Notes during the Required Period:

                        (i)   that (A) it will not (and will not
 purport to) sell, assign or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral or its beneficial interest therein, and (B) it will not create or suffer to exist any lien or other adverse interest upon or with respect to any of the Collateral or its beneficial interest therein (except for the security interests granted under this Pledge Agreement); and


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                        (ii)  that it will not (A) enter into any
 agreement or understanding that restricts or inhibits or purports to restrict or inhibit the Agent's or the Holders' rights or remedies hereunder, including, without limitation, the Agent's right to sell or otherwise dispose of the Collateral on behalf of the Holders, or (B) fail to pay or discharge any tax assessment or levy of any nature with respect to its beneficial interest in the Collateral not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment with respect to such beneficial interest, and

                        (iii) that it will not change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 7(b) hereof without first giving at least ten (10) days' prior written notice to the Agent and the Holders and taking all action required by the Required Holders for the purpose of perfecting or protecting the security interest granted by this Pledge Agreement.

            Section 10. Power of Attorney. The Pledgor hereby irrevocably appoints the Agent as the Pledgor's attorney-in-fact (with full power of substitution), with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that is necessary or advisable or as the Agent or the Required Holders may deem necessary or advisable in their reasonable discretion to accomplish the purposes of this Pledge Agreement, including, without limitation:

                  (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above,

                  (c) to file any claims or take any action or institute any proceedings that the Agent or the Required Holders may deem necessary or advisable in their reasonable discretion for the collection of any of the Collateral or otherwise to enforce the rights of the Agent and the Holders with respect to any of the Collateral, and

                  (d) to pay or discharge taxes or liens levied or placed upon the Collateral that the Pledgor has failed to pay or discharge in accordance herewith, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent and the Required Holders in their sole reasonable discretion, and such payments made by the Agent to become part of the Obligations of the Pledgor to the Holders, due and payable immediately upon demand; provided, however, that neither the Agent nor the Holders shall have any obligation to perform any of the foregoing actions. The Agent's authority under this Section 10 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other documents deemed necessary or reasonably advisable by the Agent or the Required Holders to preserve, protect or perfect the security interest in the


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Collateral granted hereunder and to file the same, prepare, file and sign the
Pledgor's name on any notice of lien, and to take any other actions arising from or incident to the powers granted to the Agent and the Holders in this Pledge Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

            Section 11. No Assumption of Duties; Reasonable Care. (a) The powers conferred on the Agent hereunder are solely to protect the security interest of the Agent for the ratable benefit of the Holders in the Collateral and shall not impose any duty on the Agent to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Agent nor any Holder shall have any duty as to any Collateral as to (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent or the Holders have or are not deemed to have knowledge of such matters, (ii) taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral or (iii) investing or reinvesting any of the Collateral or any loss on any investment. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

            Section 12. Indemnity and Expenses. The Pledgor agrees to indemnify, defend and save and hold harmless the Agent and each Holder and all of their respective stockholders, partners, members, officers, directors, employees, and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Pledge Agreement) (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of one legal counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence, bad faith or willful misconduct.

                  (a) The Pledgor will pay to the Agent and the Holders the amount of any and all reasonable fees and expenses within 30 days of receipt of an invoice containing reasonable itemization of such fees and expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent or the Holders may incur in connection with (i) the review, negotiation and administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent and the Holders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

            Section 13. Remedies. If any Event of Default under any Note or default hereunder (any such Event of Default or default being referred to in this Pledge Agreement as an "EVENT OF DEFAULT") shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Collateral, in addition to all other rights and remedies given by law or by this Pledge Agreement, all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require the Pledgor to, and the Pledgor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at any broker's board or at public or private sale, in one or more sales or lots, at the Agent's office or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever created by or through the Pledgor. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. The Agent or any Holder may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

                  (b) Any cash held by or on behalf of the Agent or the Holders and all cash proceeds received by or on behalf of the Agent or the Holders in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Required Holders, be held by the Agent or the Holders as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent or the Holders pursuant to Section 12(b) of this Pledge Agreement) in whole or in part by the Agent for the ratable benefit of the Holders against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by or on behalf of the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the P1edgor.

                  (c) The Agent may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against the Pledged Account or any part thereof.

                  (d) The Pledgor agrees to (i) provide the Agent and the Holders with such information as may be necessary, or in the reasonable opinion of the Agent or the Required Holders, advisable to enable the Agent to effect the sale of the Collateral and (ii) use its reasonable best efforts to do or cause to be done all such other acts and things as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 13 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 13(d) will cause irreparable injury to the Agent and the Holders, that the Agent and the Holders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 13(d) shall, to the extent permitted by law, be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

                  (e) The Pledgor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Agent or the Holders by reason of the failure by the Pledgor to perform any of the covenants contained in Section 13(d) above and, consequently, agrees that, if the Pledgor shall fall to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Collateral on the date the Agent or the Required Holders shall demand compliance with Section 13(d) above.

            Section 14. Security Interest Absolute. All rights of the Agent and the Holders and the pledges, assignments and security interests hereunder, and all obligations of the Pledgor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and the Pledgor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of the Notes or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement or instrument relating thereto;

                  (c) any taking, exchange or release of, or non perfection of any liens on, any Collateral or any other collateral for all or any of the Secured Obligations;

                  (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other assets of the Pledgor;

                  (e) any change, restructuring or termination of the corporate structure or existence of the Pledgor; or

                  (f) to the extent permitted by applicable law, any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or the Holders, which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or of this Pledge Agreement.

This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Agent or any of the Holders or by any other Person upon the insolvency, bankruptcy or reorganization of the Pledgor or otherwise, all as though such payment had not been made.

            Section 15. Amendments; Waivers and Consents. No amendment or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor from any provision of this Pledge Agreement, shall in any event be effective unless the same shall be in writing and signed by Agent, the Required Holders and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any of the Agent or any of the Holders to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            Section 16. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            if to the Pledgor:

                  Viewpoint Corporation
                  498 Seventh Avenue
                  Suite 1810
                  New York, New York 10018
                  Attention:  Brian O'Donoghue, General Counsel
                  Telephone:  (212) 201-0800
                  Facsimile:  (212) 201-0801

                  with a copy to:

                  Milbank, Tweed, Hadley & McCloy LLP
                  1 Chase Manhattan Plaza
                  New York, New York 10005
                  Telephone:  (212) 530-5171
                  Facsimile:   (212) 822-5171
                  Attention:    Alexander M. Kaye, Esq.

            if to the Agent or a Holder:

                  to its address and facsimile number set forth below such Person's name on the signature pages of this Pledge Agreement.

                  with a copy to:

                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention:  Eleazer Klein, Esq.
                  Phone:  (212) 756-2000
                  Fax:  (212) 593-5955

Notwithstanding the foregoing, notices may be sent to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication,
(B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            Section 17. Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and (a) shall, unless otherwise provided in this Pledge Agreement, remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent and the Holders hereunder, to the benefit of the Agent and the Holders and their respective successors, transferees and assigns.

            Section 18. Termination. So long as no Event of Default shall have occurred and be continuing, this Pledge Agreement (other than Pledgor's obligations under Section 12 hereof) shall terminate upon the earlier of (i) the redemption by the Pledgor or conversion of the Notes in whole, or (ii) the payment in full of each of the scheduled interest payments during the Required Period on the Notes when due. Upon any such termination, without any necessary action on the part of the Pledgor, (i) the Control Agreement will terminate and control of the Pledged Account and the Pledged Security Entitlements shall revert to the Pledgor, (ii) the Agent shall promptly obtain from the Account Holder and deliver to the Pledgor all certificates and instruments representing any portion of the Pledged Financial Assets constituting certificated securities and (iii) the Agent and the Holders shall no longer have any rights in any of the Collateral.

            Section 19.       Miscellaneous Provisions.

                  Section 19.1 No Adverse Interpretation of Other Agreements. This Pledge Agreement may not be used to interpret another pledge, security or debt agreement of the

Pledgor or any Subsidiary thereof. No such pledge, security or debt agreement may be used to interpret this Pledge Agreement.

                  Section 19.2 Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Pledge Agreement in any jurisdiction.

                  Section 19.3 Headings. The headings in this Pledge Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                  Section 19.4 Counterparts. This Pledge Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  Section 19.5 Benefits of Pledge Agreement. Nothing in this Pledge Agreement, express or implied, shall give to any Person, other than the Agent, the Holders and the Pledgor and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Pledge Agreement; provided, however, if any Holder transfers Notes to any other Person in compliance with the requirements of the Transaction Documents, such transferee shall be deemed to be a Holder for purposes of this Pledge Agreement.

                  Section 19.6 Interpretation of Agreement. To the extent that a term or provision of this Pledge Agreement conflicts with the Notes, the Notes shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Pledge Agreement shall not be relevant to determine the meaning of this Pledge Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  Section 19.7 Survival. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Pledge Agreement, and shall terminate only upon the termination of this Pledge Agreement, except as otherwise specified in such representations, warranties and covenants.

                  Section 19.8 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled.

                  Section 19.9 Authority. (a) The Agent and the Holders shall have and be entitled to exercise all powers hereunder that are specifically granted to such Persons by the terms hereof, together with such powers as are reasonably incident thereto. Such Persons may perform any of their duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel (whose fees will be paid by the Holders unless such fees are otherwise payable pursuant to this Agreement) and to act in reliance upon the advice of counsel concerning all such matters. Except as otherwise expressly provided in this Pledge Agreement, neither the Agent nor any Holder nor any director, officer, employee, attorney or agent thereof shall be liable to the Pledgor for any action taken or omitted to be taken by any such Person hereunder, except for such Person's own bad faith, gross negligence or willful misconduct, and Agent and the Holders shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Agent and the Holders and their directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document reasonably believed by it or them to be genuine and correct and to have been signed or sent by the proper Person or Persons.

            (b) The Pledgor acknowledges that the rights and responsibilities of the Agent and the Holders under this Pledge Agreement with respect to any action taken by the Agent or any of the Holders or the exercise or non-exercise by the Agent or any Holder of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Holders, be governed by agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Holders with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority.

                  Section 19.10 Final Expression. This Pledge Agreement, and any other agreement executed in connection herewith, are intended by the parties as a final expression of this Pledge Agreement and are intended as a complete and exclusive statement of the terms and conditions thereof.

                  Section 19.11 Wire Transfer Instructions. If a party hereto desires that any payment hereunder be made by wire transfer, the recipient party shall designate, in writing to the sending party at least two (2) Business Days prior to the wire transfer, the wire transfer instructions for such recipient party.

                  Section 19.12 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Waiver of Damages. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                  (a) The Pledgor agrees that the Agent shall have the right, to the extent permitted by applicable law, to proceed against the Pledgor or the Collateral in a court in any location reasonably selected in good faith (and having personal or in rem jurisdiction over the Pledgor or the Collateral, as the case may be) to enable the Agent to realize on the Collateral, or to enforce a judgment or other court order entered in favor of the Agent. The Pledgor agrees that it will not assert any counterclaims, setoffs or crossclaims in any proceeding brought by the Agent to realize on such property or to enforce a judgment or other court order in favor of the Agent, except for such counterclaims, setoffs or crossclaims which, if not asserted in any such proceeding, could not otherwise be brought or asserted. The Pledgor waives any objection that it may have to the location of the court in The City of New York once the Agent has commenced a proceeding described in this paragraph including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens.

                  (b) The Pledgor agrees that neither the Agent nor the Holders (except as otherwise provided in this Pledge Agreement) shall have any liability to the Pledgor (whether arising in tort, contract or otherwise) for losses suffered by the Pledgor in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by this Pledge Agreement, or any act, omission or event occurring in connection therewith, unless it is determined by a final and nonappealable judgment of a court that is binding on the Agent or such Holder, as the case may be, that such losses were the result of acts or omissions on the part of the Agent or such Holder, as the case may be, constituting bad faith, gross negligence or willful misconduct.

                  (c) To the extent permitted by applicable law, the Pledgor waives the posting of any bond otherwise required of the Agent or the Holders in connection with any judicial process or proceeding to enforce any judgment or other court order pertaining to this Pledge Agreement or any related agreement or document entered in favor of the Agent or the Holders, or to enforce by specific performance, temporary restraining order or preliminary or permanent injunction, this Pledge Agreement or any related agreement or document between the Pledgor on the one hand and the Agent and/or the Holders on the other hand.

                  (d) The Pledgor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

                            [SIGNATURE PAGE FOLLOWS.]

            IN WITNESS WHEREOF, the Pledgor, the Agent and the Holders have each caused this Pledge Agreement to be duly executed and delivered as of the date first above written.


                                    Pledgor:


                                    VIEWPOINT CORPORATION


                                    By:  /s/  Brian O'Donoghue
                                       -----------------------------------------
                                       Name:  Brian O'Donoghue
                                       Title: Executive Vice President



                                    Agent:


                                    SMITHFIELD FIDUCIARY LLC, as Agent


                                    By:  /s/  Adam J. Chill
                                       -----------------------------------------
                                       Name:  Adam J. Chill
                                       Title: Authorized Signatory

                                    Address:
                                    c/o Highbridge Capital
                                    Management, LLC
                                    9 West 57th Street, 27th Floor
                                    New York, New York  10019
                                    Attention:  Ari J. Storch
                                                Adam J. Chill
                                    Telephone: (212) 287-4720
                                    Facsimile: (212) 751-0755

                                    Holders:


                                    SMITHFIELD FIDUCIARY LLC


                                    By:  /s/  Adam J. Chill
                                       -----------------------------------------
                                       Name:  Adam J. Chill
                                       Title: Authorized Signatory


                                    Address:
                                    c/o Highbridge Capital
                                    Management, LLC
                                    9 West 57th Street, 27th Floor
                                    New York, New York  10019
                                    Attention:  Ari J. Storch
                                                Adam J. Chill
                                    Telephone:  (212) 287-4720
                                    Facsimile:  (212) 751-0755



                                    PORTSIDE GROWTH & OPPORTUNITY
                                    FUND, LTD.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    Address:
                                    c/o Ramius Capital Group, L.L.C.
                                    666 Third Avenue, 26th Floor
                                    New York, New York  10017
                                    Attention:  Jeffrey Solomon
                                                Jeffrey Smith
                                    Telephone:  (212) 845-7917
                                    Facsimile:  (212) 845-7999

                                    RIVERVIEW GROUP LLC


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    Address:
                                    c/o Millenium Partners
                                    666 Fifth Avenue, 8th Floor
                                    New York, New York  10103
                                    Attention:  Dan Cardella
                                    Telephone   (212)    -
                                    Facsimile:  (212) 841-4176

                                   SCHEDULE I

                            Pledged Financial Assets



             Interest Date                          Amount of Payment
             -------------                          -----------------
                 4/1/03                                $ 86,625.00
                 7/1/03                                $ 86,625.00
                10/1/03                                $ 86,625.00
                 1/1/04                                $ 86,625.00
                 4/1/04                                $ 86,625.00
                 7/1/04                                $ 86,625.00
                10/1/04                                $ 86,625.00
                 1/1/05                                $ 86,625.00
                                                       -----------
                 Total:                                $693,000.00

                                                                         ANNEX A


                                CONTROL AGREEMENT

            CONTROL AGREEMENT (the "AGREEMENT") dated as of December 31, 2002 by and among Viewpoint Corporation (the "PLEDGOR"), Smithfield Fiduciary LLC, as collateral agent (in such capacity, together with any successor in such capacity, the "AGENT") for the benefit of the Holders (as defined herein), and KeyBank National Association, in its capacity as securities intermediary and depositary bank (the "ACCOUNT HOLDER").

      WHEREAS:

      A. The Pledgor and the Holders have entered into a Securities Purchase Agreement dated as of the date hereof, pursuant to which the Pledgor will issue and sell to the Holders, from time to time, up to $16,800,000 aggregate principal amount of the Pledgor's convertible notes (the "NOTES").

      B. The Pledgor has granted the Agent for the ratable benefit of the Holders a security interest (the "SECURITY INTEREST") in certain security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") with respect to certain U.S. Treasury securities identified on Schedule I attached hereto or with respect to the money market account of Account Holder identified on Schedule I attached hereto to be revised concurrently with any Closing (other than the Initial Closing) to reflect additional U.S. Treasury securities or money market account funds pledged by the Pledgor on the date of any such Closing (as required by the Securities Purchase Agreement), maintained by the Pledgor with the Account Holder and carried from time to time and all other financial assets credited from time to time (the "PLEDGED FINANCIAL ASSETS") in an account with the Account Holder, ABA No. 021300077, Account No. 10101000716520 at its office at Corporate Woods, 4th floor, Albany, NY 12211, Attention: Elizabeth Squires in the name of "Viewpoint Corporation", subject to the security interest of the Agent for the benefit of the Holders (the "PLEDGED ACCOUNT") and all additions thereto and substitutions and proceeds thereof (collectively, the "COLLATERAL"), pursuant to, and as more particularly described in, a Pledge Agreement dated as of the date hereof, by and among the Pledgor, the Agent and the Holders (as the same may hereafter be amended, supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Pledge Agreement. The Pledgor acknowledges having received value for such pledge of the Collateral.

      B. Terms defined in Article 8 or 9 of the Uniform Commercial Code as in effect in the State of New York (the "UCC") are used in this Agreement (including, without limitation, paragraph (A) above) as such terms are defined in such Article 8 or 9.

      C. The Pledgor, the Agent and the Account Holder are delivering this Agreement pursuant to the terms of the Pledge
Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. Notice of Exclusive Control. The Pledgor and the Agent are entering into this Agreement to perfect, and confirm the first priority lien of, the Agent's security interest in the Collateral. The Account Holder agrees to promptly make all necessary entries or notations in its books and records to reflect the Agent's security interest in the Collateral and to apply any value distributed on account of any Pledged Financial Assets as directed in writing by the Agent without further consent from the Pledgor.

            SECTION 2. The Account. The Account Holder represents and warrants to, and agrees with, the Pledgor and the Agent that:

                  (a) The Account Holder shall not change the name or account number of the Pledged Account without the prior written consent of the Agent.

                  (b) The Account Holder maintains the Pledged Account for the Pledgor, subject to the security interest of the Agent, and all property (including, without limitation, all funds, cash, money market shares, money market accounts, U.S. Treasury securities and other financial assets) held by the Account Holder for the benefit of the Pledgor or the Agent are, and will continue to be, credited to the Pledged Account.

                  (c) To the extent that funds are credited to the Pledged Account, the Pledged Account is a deposit account; and to the extent that financial assets are credited to the Pledged Account, the Pledged Account is a securities account. The Account Holder is (i) the bank with which the Pledged Account is maintained and (ii) the securities intermediary with respect to financial assets held in the Pledged Account. The Pledgor is (x) the Account Holder's customer with respect to the Pledged Account and (y) the entitlement holder with respect to financial assets credited from time to time to the Pledged Account.

                  (d) All financial assets consisting of certificated securities in registered form or payable to or to the order of and credited to the Pledged Account shall be registered in the name of, payable to or to the order of, or endorsed to, the Account Holder and in no case during the term of the Pledge Agreement will any financial asset credited to the Pledged Account be registered in the name of, payable to or to the order of, or endorsed to, the Pledgor, except to the extent the foregoing (i) have been subsequently endorsed by the Pledgor to the Account Holder or in blank or (ii) are to be disbursed to the Pledgor pursuant to the Pledge Agreement.

                  (e) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to the Pledged Account for purposes of the UCC (including Sections 9-304 and 8-110 thereof) is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

                  (f) The Account Holder does not know of any claim to or interest in the Pledged Account or any property (including, without limitation, all funds and financial assets) credited to the Pledged Account, except for claims and interests of the parties referred to in this Agreement.

            SECTION 3. Control by Agent. (a) The Account Holder will comply with
(A) all written instructions directing disposition of the funds in the Pledged Account (such instructions, a "PAYMENT ORDER"), (B) all notifications and entitlement orders that the Account

Holder receives directing it to transfer or redeem any financial asset in the Pledged Account and (C) all other directions concerning the Collateral, including, without limitation, directions to distribute to the Agent proceeds of any such transfer or redemption or interest on any property in the Pledged Account (any such instruction, notification or direction referred to in clause
(A), (B) or (C) above being an "ACCOUNT DIRECTION"), in each case of clauses
(A), (B) and (C) above originated by the Agent in accordance with the terms of the Pledge Agreement without further consent by the Pledgor or any other Person.

                  (b) The Agent hereby acknowledges that it shall maintain its security interest in the Pledged Account on behalf of the Holders.

            SECTION 4. Priority of Security Interest. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Agent any security interest, lien, or right of setoff the Account Holder may have, now or in the future, against the Pledged Account or property in the Pledged Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of setoff until the Security Interest is terminated, except that the Account Holder will retain its prior lien on property in the Pledged Account to secure payment for property purchased for the Pledged Account and normal commissions and fees for the Pledged Account.

                  (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to the Pledged Account.

            SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Account Holder will send copies of all statements and confirmations for the Pledged Account simultaneously to the Pledgor and the Agent.

                  (b) When the Account Holder knows of any claim or interest in the Pledged Account or any property credited to the Pledged Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Agent and the Pledgor of such claim or interest.

            SECTION 6. The Account Holder's Responsibility. (a) The Account Holder will not be liable to the Pledgor, the Agent or the Holders for complying with an Account Direction or other direction concerning the Collateral in writing from the Agent, even if the Pledgor notifies the Account Holder that the Agent is not legally entitled to issue the Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

                  (b) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and in
Part 5 of Article 8 of the UCC and in Article 4 of the UCC. In particular, the Account Holder need not investigate whether the Agent is entitled under the its agreements with the Pledgor to give an Account

Direction or other direction concerning the Pledged Account. The Account Holder may conclusively rely on notices and communications it believes given by the appropriate party.

                  (c) In no event shall the Account Holder or any of its affiliates, shareholders, directors, officers, employees or agents be liable for indirect, special, punitive, incidental or consequential damages of any kind whatsoever even if advised of the possibility of such damages, other than such damages caused by its own bad faith, gross negligence or willful misconduct.

                  (d) Without limiting the foregoing, and notwithstanding any provision to the contrary elsewhere, the Account Holder and its affiliates, shareholders, directors, officers, employees or agents:

                        (i) shall have no responsibilities, obligations or duties in respect of the subject matter hereof other than those expressly set forth in this Agreement, and no implied duties, responsibilities, covenants or obligations shall be read into this Agreement against the Account Holder. Without limiting the foregoing, the Account Holder shall have no duty or authority to determine and/or investigate whether or not an event of default exists under any agreement between the Pledgor and the Agent or the Holders, or to determine and/or investigate whether or not the Agent is entitled to give any Account Direction with respect to the Collateral;

                        (ii) may in any instance where the Account Holder determines that it lacks or is uncertain as to its authority to take or refrain from taking certain action hereunder, or as to any of the requirements of this Agreement under the circumstance before it, delay or refrain from taking any action unless and until it shall have received appropriate written instructions from the Agent or advice from legal counsel selected by it (or other appropriate advisor), as the case may be, detailing the action required to be taken hereunder and the Account Holder may rely conclusively on any such instructions or advice;

                        (iii) so long as it and they shall have acted (or refrained from acting) in good faith amid and within the reasonable belief that such action or omission is duly authorized or within the discretion or powers granted to it hereunder, shall not be responsible or liable for any error of judgment in any action taken, suffered or omitted by it or them, or for any act done or step taken or omitted, or for any mistake of fact or law, unless such action constitutes bad faith, gross negligence or willful misconduct on its (or their) part;

                        (iv) will not be responsible or liable to the Pledgor, the Agent, the Holders, or any other person or entity whatsoever for the due execution, legality, validity, enforceability, genuineness, effectiveness or sufficiency of this Agreement (provided however, that the Account Holder represents and warrants that the Account Holder has legal capacity and has been duly authorized to enter into this Agreement) or for any statement, warranty or representation made by any other party in connection with this Agreement;

                        (v) will not incur any responsibility or liability by acting or not acting in reliance upon advice of counsel, or upon any notice, consent, certificate, instruction, Account Direction, statement, wire instruction, telecopy or other writing reasonably and in good faith believed by it or them to be genuine and in conformance with this Agreement and signed or sent by the proper party or parties and contemplated herein; and

                        (vi) shall not be required to expend or risk its or their own funds, or to take any action (including the institution or defense of legal proceedings) which in its or their reasonable judgment may cause it or them to incur or suffer any expense or liability, unless the Account Holder shall have been provided with security or indemnity, acceptable to the Account Holder in its sole discretion, for the payment of the reasonable costs, expenses (including reasonable attorneys' fees) and liabilities which may be incurred therein or thereby.

                  (e) If any Collateral subject to this Agreement is at any time attached or levied upon, or in case the transfer or delivery of any such Collateral shall be stayed or enjoined, or in the case of any other legal process or judicial order affecting such Collateral, the Account Holder is authorized to comply with any such order in any manner as the Account Holder or its legal counsel reasonably deems appropriate. The Account Holder shall give prompt written notice, unless legally prohibited from doing so, to the Pledgor and the Agent of any such attachment, levy, stay, injunction or legal process. If the Account Holder complies with any process, order, writ, judgment or decree relating to the Collateral subject to this Agreement, then the Account Holder shall not be liable or responsible to the Pledgor, the Agent, the Holders, or any other person or entity whatsoever even if such order, writ, judgment, decree or process is subsequently modified, vacated or otherwise determined to have been without legal force or effect.

                  (f) The Account Holder shall not be liable or responsible for any delays or failures in performance of any of its duties hereunder which result from events or conditions beyond its reasonable control and so long as the same exist or continue and cannot reasonably be remedied by the Account Holder in accordance with its normal business practices. Such events or conditions shall include, but shall not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures (including the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility), power failures, earthquakes or other disasters.

            SECTION 7. Indemnity. The Pledgor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and reasonable expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's bad faith, gross negligence or willful misconduct.

            SECTION 8. Termination; Survival. (a) This Agreement shall terminate automatically upon receipt by the Account Holder of written notice executed by the Agent that (i) all of the Secured Obligations have been paid in full in cash or otherwise satisfied or (ii) all of the Collateral has been released, which ever is earlier, and the Account Holder shall thereafter be relieved of all duties and obligations hereunder. The Account Holder may terminate this Agreement on 60 days' prior notice to the Agent and the Pledgor, provided that before such termination the Account Holder and the Pledgor shall make arrangements to transfer the property in the Pledged Account to another securities intermediary satisfactory to the Agent that shall have executed, together with the Agent and the Pledgor, a control agreement in favor of the Agent, for the benefit of the Holders, in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Agent.

                  (b) Sections 7 and 8 will survive termination of this Agreement.

            SECTION 9. Conflict with Other Agreements. (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

                  (b) No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

                  (c) The Account Holder hereby confirms and agrees that:

                        (i) There are no other agreements entered into between the Account Holder and the Pledgor with respect to the Pledged Account;

                        (ii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to the Pledged Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person; and

                        (iii) It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor, the Agent or the Holders purporting to limit or condition the obligation of the Account Holder to comply with Account Directions as set forth in
      Section 3 hereof.

            SECTION 10. Permitted Investments. In accordance with the Pledge Agreement, the Agent (or the Pledgor, as the case may be) shall direct the Account Holder with respect to the selection of investments to be made with the funds in the Pledged Account.

            SECTION 11. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

            SECTION 12. Amendments. No modification, amendment or waiver of, nor consent to any departure by any party from, any provision of this Agreement will be effective unless made in writing signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

            SECTION 13. Financial Assets. The Account Holder agrees with the Agent and the Pledgor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Pledged Account will be treated as financial assets under Article 8 of the UCC.

            SECTION 14. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the Pledgor's and the Agent's addresses as set forth in the Pledge Agreement, and to the Account Holder's address as set forth below, or to such other address as any party may give to the others in writing for such purpose.

            SECTION 15. Binding Effect. This Agreement shall become effective when it shall have been executed by the Pledgor, the Agent and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Pledgor, the Agent, the Holders and the Account Holder and their respective successors and assigns.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            SECTION 17. Governing Law and Jurisdiction. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each of the parties hereby irrevocably submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction and venue of the courts of the State of New York, the courts of the United States of America in New York, and appellate courts from any thereof.

            SECTION 18. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH PARTY HERETO ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

            IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    Pledgor:

                                    VIEWPOINT CORPORATION


                                    By:  /s/  Brian O'Donoghue
                                       -----------------------------------------
                                       Name:  Brian O'Donoghue
                                       Title: Executive Vice President

                                    Address:
                                    498 Seventh Avenue
                                    Suite 1810
                                    New York, New York 10018
                                    Attention:  Brian O'Donoghue,
                                                General Counsel
                                    Telephone:  (212) 201-0800
                                    Facsimile:  (212) 201-0801


                                    Account Holder:


                                    KEYBANK NATIONAL ASSOCIATION, as
                                    Account Holder


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    (Continued on the next page)

                                    Agent:


                                    SMITHFIELD FIDUCIARY LLC, as Agent


                                    By:
                                       -----------------------------------------
                                       Name:   Adam J. Chill
                                       Title:  Authorized Signatory

                                    Address:
                                    c/o Highbridge Capital Management, LLC
                                    9 West 57th Street, 27th Floor
                                    New York, New York  10019
                                    Attention: Ari J. Storch
                                               Adam J. Chill
                                    Telephone: (212) 287-4720
                                    Facsimile: (212) 751-0755

                                   SCHEDULE I


                            Pledged Financial Assets


  Security or Cash Amount         Maturity Date                CUSIP No.
  -----------------------         -------------                ---------

